EXHIBIT 13.2

                              CERTIFICATION OF THE
                           CHIEF FINANCIAL OFFICER OF
                           BLUEPHOENIX SOLUTIONS LTD.

         In connection with amendment no. 1 to the annual report of BluePhoenix Solutions Ltd. (the "COMPANY") on Form 20-F/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Iris Yahal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /S/ IRIS YAHAL
                                                     -------------------------
                                                     Iris Yahal
                                                     Chief Financial Officer
                                                     May 27, 2004